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                                                                    Exhibit 10.7

                      MEDIACOM COMMUNICATIONS CORPORATION
                             1999 STOCK OPTION PLAN
                             ----------------------

1.   Purpose of the Plan.

     The purpose of the Mediacom Communications Corporation 1999 Stock Option Plan (the "Plan") is to promote the interests of Mediacom Communications Corporation, a Delaware corporation (the "Company"), and its stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company (the "Board") more attractive to present and prospective non-employee directors of the Company and to provide a means to encourage stock ownership and proprietary interest in the Company by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend.

2.   Options Granted under the Plan.

     (a) The Company is authorized under this Plan to grant (i) incentive stock options ("qualified incentive options") that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-qualified stock options ("non-qualified options") that are not intended to satisfy the requirements of Section 422 of the Code and
(iii) stock appreciation rights ("SARs"), in each case, with respect to shares of the Company's Class A and/or Class B common stock, $0.01 par value per share ("Common Stock")

     (b) Options granted pursuant to the Plan shall be authorized by action of the Board (or a committee designated by the Board) and may be designated as either qualified incentive stock options that are intended to satisfy the requirements of Section 422 of the Code, or non-qualified options that are not intended to satisfy the requirements of Section 422 of the Code. Such designation shall be in the sole discretion of the Board. Options designated as qualified incentive stock options that fail to satisfy, or fail to continue to satisfy, the requirements of Section 422 of the Code by reason of the transfer, exercise or failure to exercise such options or as otherwise provided in Section 422 of the Code shall be redesignated as non-qualified options automatically on the date of such failure without further action by the Board.

3.   Stock Subject to the Plan.

     (a) The total number of shares (the "Total Authorized Plan Shares") of the authorized but unissued or treasury shares of Common Stock for which the Company is authorized under this Plan to grant qualified incentive stock options, non-qualified options and SARs shall be equal, in the aggregate, to the greater of
                                                                    ----------
(x) seven million (7,000,000) shares of Common Stock or, (y) in the event of an initial public offering of Common Stock of the Company during the term of this Plan, an amount of shares of Common Stock determined as follows:
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          (A) 300,000; plus
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          (B) an amount equal to (i) the total number of shares of Common Stock outstanding upon the completion of the Company's initial public offering, including any shares issued by the Company pursuant to the underwriters' over-allotment option (collectively, the "Outstanding Shares"), divided by 0.85, reduced by (ii) the total number of Outstanding Shares; minus
           ----------                                              -----

          (C) an amount equal to (i) 7.2% of (ii) the total number of Outstanding Shares divided by 0.9; and

          (D) which aggregate number of shares of Common Stock derived from clauses (A), (B) and (C) above shall be rounded to the next highest 100,000 shares to arrive at the Total Authorized Plan Shares.

     (b) Notwithstanding the number of Total Authorized Plan Shares determined as set forth in clauses (A) - (D) of subsection (a)(y) above, the total number of shares of Common Stock for which the Company is authorized under this Plan to grant qualified incentive stock options shall not exceed seven million (7,000,000) shares of Common Stock (the "Total Authorized QSO Shares"), and the amount, if any, of the Total Authorized Plan Shares in excess of the Total Authorized ISO Shares may only be applied in respect of non-qualified options and SARs.

     (c) The number of Total Authorized Plan Shares and Total Authorized ISO Shares, as the case may be, shall be subject to adjustment as provided in
Section 14 hereof and may be shares of any class of Common Stock as determined by the Board; provided, however, that, in either case, such number of shares may from time to time be reduced by the Board to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issue upon the exercise of options hereunder.

     (d) If an option granted or assumed hereunder shall expire, terminate or be cancelled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan; provided, however, that shares as to which an option has been surrendered in connection with the exercise of a related SAR will not again be available for subsequent option or SAR grants under the Plan.

     (e) Stock issuable upon exercise of an option or SAR granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

4.   Administration of the Plan.

     The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting an option or SAR granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all

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persons. The Board may, in its sole discretion, grant options to purchase shares of Common Stock, grant SARs and issue shares upon exercise of such options and SARs, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and SAR agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and SAR agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or SAR agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "Non-Employee Directors" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

5.   Eligibility.

     (a) Options designated as qualified incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted qualified incentive stock options pursuant to the Plan. SARs and options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

     (b) In determining the eligibility of an individual to be granted an option or SAR, and in determining the number of shares to be optioned to any individual, the Board shall take into account the recommendation of the Company's Chairman of the Board, the position and responsibilities of the individual being considered, the length of such individual's employment with or services to the Company or the subsidiaries, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6.   Restrictions on Qualified Incentive Stock Options.

     Qualified incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

     (a) Limitation on Number of Shares. The aggregate fair market value of the shares of Common Stock with respect to which qualified incentive stock options are granted, determined as of the date the qualified incentive stock options are granted, exercisable for the first time by an

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individual during any calendar year shall not exceed $100,000. If a qualified incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently which first becomes exercisable in the same such calendar year, shall be treated as a non-qualified option pursuant to section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which qualified incentive stock options may be granted under this Plan and all such other plans.

     (b) Ten Percent (10%) Stockholder. If any employee to whom a qualified incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the qualified incentive stock options granted to such individual:

          (i) The option price per share subject to such qualified incentive stock options shall not be less than 110% of the fair market value of the stock determined at the time such option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

          (ii) The qualified incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

7.   Option Agreement.

     Each option and SAR shall be evidenced by a written agreement (the "Agreement") duly executed on behalf of the Company and by the grantee to whom such option or SAR is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as qualified incentive stock options shall meet all of the conditions for qualified incentive stock options as defined in Section 422 of the Code. No option or SAR shall be granted within the meaning of the Plan and no purported grant of any option or SAR shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option and SAR may be granted to an individual.

8.   Option Price.

     (a) The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be as determined by the Board.

     (b) Subject to the conditions set forth in Section 6(b) hereof, the option price or prices of shares of Common Stock for options designated as qualified incentive stock options shall be at least

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the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with subsection (c) below.

     (c)  The fair market value of Common Stock shall be determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board; or

          (iv) For purposes of determining the fair market value of Common Stock in connection with the grant of a qualified incentive stock option at the time of the initial public offering of the Company's Common Stock, the fair market value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for such initial public offering.

9.   Manner of Payment; Manner of Exercise.

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of such options, or (iii) any combination of (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 8 hereof.

     (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, or as shall be designated in such notice, during ordinary

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business hours, after three (3) days but not more than ninety (90) days from the date of receipt of the notice by the Company, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

10.  Exercise of Options and SARs.

     Each option and SAR granted under the Plan shall, subject to Section 11 and
Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option or SAR granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option or SAR is not exercised when it becomes initially exercisable, such option or SAR shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period provided in the Agreement unless and until such option or SAR sooner terminates or is cancelled pursuant to Section 11 or
Section 13 hereof.  No partial exercise may be made for less than twenty
(20) full shares of Common Stock. The exercise of an option shall result in the cancellation of the SAR to which it relates with respect to the same number of shares of Common Stock as to which the option was exercised.

11.  Term, Expiration, Exercisability and Rescission of Options and SARs.

     (a) Term and Expiration.

          (i) Except as otherwise expressly provided by Section 6(b) of this Plan, each option and SAR granted under the Plan shall expire ten (10) years from the date of the granting thereof unless sooner terminated or cancelled as provided in this Section 11 or in the Agreement.

          (ii) The term of any option or SAR granted to any grantee who ceases for any reason to perform services for the Company or one of its subsidiaries shall automatically expire, terminate and be cancelled to the extent such option is not then vested, accrued or otherwise exercisable under the Agreement and this Plan on the earlier of (A) the date such grantee ceases to perform services for the Company or one of its subsidiaries or (B) the date on which the option or SAR expires by its terms; provided, however, that the Chairman of the Board, in his sole discretion, may at any time (x) permit the option or SAR to continue in effect in accordance with the terms of the Agreement and this Plan after the grantee ceases to perform services for the Company or a subsidiary and/or (y) accelerate the vesting and exercisability of such option or SAR with respect to shares that are not vested or otherwise exercisable under the provision of the Agreement or this Plan at the time the grantee ceases to perform such services.

     (b)  Limitations on Exercise.

          (i) Except as provided in the Agreement or under this Plan, in the event a grantee of an option or SAR ceases for any reason to perform services for the Company or one of its subsidiaries, any option or SAR granted to such grantee that is vested, accrued and otherwise exercisable and in effect under this Plan on the date such grantee ceases to perform such services shall automatically terminate and be cancelled unless such option or SAR, as the

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     case may be, is exercised in accordance with the Agreement and this Plan within 90 days after the grantee ceases to perform such services; provided, however, that the Chairman of the Board, in his sole discretion, may at any time extend the period within which such option or SAR may be exercised beyond such 90 day period, subject to earlier cancellation pursuant to clause (ii) of this subsection 11(b) and/or rescission pursuant to subsection 11(c) hereof.

          (ii) Notwithstanding any provisions of the Agreement or under this Plan, in the event the Company or a subsidiary terminates the employment of any grantee of an option or SAR on the grounds that such grantee engaged in any of the following activities ("Wrongful Activities"), or if at any time it is determined by the Board that the grantee engaged in any Wrongful Activity either during or after his or her employment with the Company or a subsidiary, then, in either of such events, any and all options or SARs granted to such grantee hereunder shall automatically terminate and be cancelled upon such termination of employment or determination by the Board, as the case may be, regardless of the extent to which such options and/or SARs are or were otherwise vested, accrued and exercisable:

               (A) the commission by the grantee of a criminal act punishable as a felony with respect to his or her employment with the Company or any subsidiary; or

               (B) the unlawful taking or use by the grantee of any asset or property of the Company or of any subsidiary; or

               (C) the breach by the grantee of the terms of the Agreement or of any other written agreement between the employee and the Company or a subsidiary (which for these purpose shall include any predecessor entity or equity owner of such entity) insofar as such terms prohibit or otherwise restrict the grantee from (x) using or disclosing any confidential information of the Company or any subsidiary, (y) competing with, or rendering services to any competitor of, the Company or any subsidiary or (iii) making or publishing any statement (oral or written) that is negative or derogatory in any way to the Company, any subsidiary or any of their respective executive officers.

     (c) Rescission. Upon the exercise of any option or SAR at any time during or after the grantee's employment with the Company or a subsidiary, the grantee shall certify on a form acceptable to the Board that the grantee is in compliance with all of the terms and conditions of the Agreement and Plan and has not engaged in any Wrongful Activities. If at any time following the exercise of any option or SAR the Board determines that the grantee engaged in any Wrongful Activities at any time either prior to or within one year after such exercise, the exercise of such option or SAR, and any payment and delivery in connection therewith, shall be cancelled and rescinded. The Company shall notify the grantee in writing of any such rescission within two years after such exercise. Within ten days after delivery of such notice to the grantee, the grantee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery. Such payment shall be made, in the discretion of the Board, either in cash or by returning to the Company the number of shares of common Stock received by the grantee in connection with the rescinded exercise, payment or delivery. The remedies contained in this Section 11 with respect to the rescission and/or cancellation of any option or SAR granted to any

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grantee who engages in any Wrongful Activity shall be in addition to, and shall not be construed as a limitation of, any and all other remedies available to the Company against such grantee by reason of such Wrongful Activity.

12.  Options Not Transferable.

     The right of any grantee to exercise any option or SAR granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent, and any such option or SAR shall be exercisable during the lifetime of such grantee only by him; provided, that the Board may permit a grantee, by expressly so providing in the related Agreement, to assign or transfer, without consideration (and only without consideration), the right to exercise any option or SAR granted to him or her to such grantee's children, grandchildren or spouse, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners. Any option or SAR granted under this Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the option is granted, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option or SAR.

13.  Terms and Conditions of SARs.

     (a) An SAR may be granted separately or in connection with an option (either at the time of grant or at any time during the term of the option).

     (b) The exercise of an SAR granted in connection with an option shall result in the cancellation of the option to which it relates with respect to the same number of shares of Common Stock as to which the SAR was exercised.

     (c) An SAR granted in connection with an option shall be exercisable or transferable only to the extent that such related option is exercisable or transferable.

     (d) Upon the exercise of an SAR related to an option, the holder will be entitled to receive payment of an amount determined by multiplying:

          (i) the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related option from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

          (ii)  the number of shares as to which such SAR is exercised.

     (e) An SAR granted without relationship to an option shall be exercisable as determined by the Board, but in no event after ten years from the date of grant.

     (f) An SAR granted without relationship to an option will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying:

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          (i)  the difference obtained by subtracting the fair market value of a share of Common Stock on the date the SAR was granted from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

          (ii)  the number of shares as to which such SAR is exercised.

     (g) Notwithstanding subsections (d) and (f) above, the Board may limit the amount payable upon exercise of an SAR. Any such limitation shall be determined as of the date of grant and noted on the instrument evidencing the SAR granted.

     (h) At the discretion of the Board, payment of the amount determined under subsections (d) and (f) above may be made either in whole shares of Common Stock valued at their fair market value on the date of exercise of the SAR (as determined by the Board in accordance with Section 8 hereof), or solely in cash, or in a combination of cash and shares. If the Board decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

     (i) Neither an SAR nor an option granted in connection with an SAR granted to a person subject to Section 16(b) of the Exchange Act may be exercised before six months after the date of grant.

14.  Recapitalization, Reorganization and the Like.

     (a) In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which options and SARs may be granted under the Plan and as to which outstanding options and SARs or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options and SARs shall be made without change in the total price applicable to the unexercised portion of such options and SARs and with a corresponding adjustment in the exercise price per share.

     (b) In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options and SARs in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired

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upon such exercise had been made prior to such sale, conveyance or Change in
Control, less the exercise price therefor. Upon receipt of such consideration, the options and SARs shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

     (c) The Board shall also have the power and right to accelerate the exercisability of any options or SARs, notwithstanding any limitations in this Plan or in the Agreement, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as qualified incentive stock options that no longer qualify as qualified incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

     (d) A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

     (e) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     (f) No fraction of a share shall be purchasable or deliverable upon the exercise of any option or SAR, but in the event any adjustment hereunder in the number of shares covered by the option or SAR shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15.  No Special Employment Rights.

     Nothing contained in the Plan or in any option or SAR granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the grantee from the rate in existence at the time of the grant of an option or SAR. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined in accordance with Regulations Section 1.421-7(h)(2).

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16.  Withholding.

     The Company's obligation to deliver shares upon the exercise of any non-qualified option or SAR granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an option or SAR to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

17.  Restrictions on Issuance of Shares.

     (a) Notwithstanding the provisions of Section 9 hereof, the Company may delay the issuance of shares covered by the exercise of an option or SAR and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such option or SAR has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of options and SARs shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions, within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

     18.  Purchase for Investment; Rights of Holder on Subsequent Registration.

     (a) Unless the shares to be issued upon exercise of an option or SAR granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option or SAR unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option or SAR for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and

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

that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     (b) In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option or SAR shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19.  Loans.

     At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the Plan.

20.  Modification of Outstanding Options and SARs.

     Subject to limitations contained herein, the Board may authorize the amendment of any outstanding option or SAR with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

21.  Term of Plan.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 22 hereof. The Board may grant options and SARs under the Plan prior to stockholder approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

22.  Termination and Amendment of Plan.

     The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options and SARs may be granted or change the designation of the class of persons eligible to receive options and SARs under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority vote of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National

Association of Securities Dealers, Inc. or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option or SAR theretofore granted to him or her.

23.  Limitation of Rights in the Underlying Shares.

     A holder of an option or SAR shall not be deemed for any purpose to be a stockholder of the Company with respect to such option or SAR except to the extent that such option or SAR shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

24.  Notices.

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and shall be deemed given and delivered when mailed by registered or certified mail or delivered by hand and addressed, if to the Company, at its principal place of business, attention: Chairman, and, if to the grantee or holder of an option or SAR, at the address of the grantee or holder appearing on the records of the Company.

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